UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________________________

FORM 8-K
____________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2014

____________________________________

Nuvilex, Inc.

(Exact name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-68008 (Commission File Number)	62-1772151 (IRS Employer Identification No.)

12510 Prosperity Drive, Suite 310

Silver Spring, Maryland

(Address of Principal Executive Offices)

(917) 595-2850
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The descriptions of the Settlement Agreement (“Settlement Agreement”) between Nuvilex, Inc. (“Company”) and Robert F. Ryan, M.S., Ph.D. (“Dr. Ryan”), dated as of September 19, 2014, and the Asset Purchase Agreement (“Asset Purchase Agreement”) between the Company and Dr. Ryan, dated as of September 19, 2014, is set forth in Item 502 below are incorporated into this Item 1.01 by this reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of September 19, 2014, Dr. Ryan resigned from the Board of Directors of the Company (“Board”) and from his position as the Chief Scientific Officer of the Company.

In connection with his departure, the Company entered into the Settlement Agreement pursuant to which the Company agreed to pay Dr. Ryan $183,000 in settlement of certain loans and expenses, transfer certain assets to Dr. Ryan under the terms of the Asset Purchase Agreement and allow Dr. Ryan to retain 26,036,800 shares of the Company’s common stock (“Shares”) earned and purchased. Under the Settlement Agreement, Dr. Ryan agreed to surrender certain share certificates of the Company and of Bio Blue Bird AG, the Company’s subsidiary, resign from all of his positions with the Company, return all the Company’s property and data in his possession and release the Company from all claims of any type or description. In addition, Dr. Ryan agreed to abide by certain limitations on the transfer of his Shares. Upon the execution of the Settlement Agreement, Dr. Ryan may sell up to 1,250,000 Shares, except that he may not sell any Shares for a price that is more than $0.02 less than the closing price of the Shares on the previous trading day. Apart from these 1,250,000 Shares, on any given day Dr. Ryan may not sell any more than 30,000 Shares plus an additional 15,000 Shares for each 1,000,000 Shares reported traded (rounded down to the nearest million) on the immediately previous trading day.

The Asset Purchase Agreement provides for the sale of listed nutraceutical assets to Dr. Ryan in exchange for his execution of the Settlement Agreement and his assumption of certain obligations.

A copy of the Settlement Agreement is filed as Exhibit 10.1 to this Report on Form 8-K and a copy of the Asset Purchase Agreement is filed as Exhibit 10.2 to this Report on Form 8-K. Both are incorporated into this Item 5.02 by this reference. The summary above does not purport to be complete and is subject to and qualified in its entirety by reference to the texts of the Separation Agreement and Asset Purchase Agreement.

On September 19, 2014, the Board appointed Kenneth L. Waggoner, the Company’s Chief Executive Officer, President and General Counsel, to serve as a director of the Company. Mr. Waggoner fills one of the vacancies created by an increase in the size of the Board from six to nine. Mr. Waggoner’s term will expire at the next annual meeting of stockholders or until his successor is elected and qualified.

There are no arrangements or understandings between Mr. Waggoner and any other person pursuant to which Mr. Waggoner was appointed as a director of the Company. Mr. Waggoner has not been named to any committee of the Board. There are no transactions between Mr. Waggoner and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 19, 2014, the Board adopted Amendment No. One to the Bylaws of Nuvilex, Inc. (“Amendment No. One”). Amendment No. One grants the Board the power to increase or decrease the number of directors on the Board from time to time and removes a limit on the number of directors on the Board. The Amendment is filed as Exhibit 3.1 to this Report on Form 8-K and is incorporated into this Item 5.03 by this reference.

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Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On September 19, 2014, the Board adopted a Code of Business Conduct and Ethics (“Code of Business Conduct”), amending and restating the Code of Ethics and Corporate Policy filed with the Company’s Annual Report on Form 10-K filed with the SEC on July 29, 2013. The Code of Business Conduct sets forth legal and ethical standards of conduct applicable to all directors, officers and employees of the Company. The full text of the Code of Business Conduct and Ethics is filed as Exhibit 14.1 to this Report on Form 8-K and is incorporated into this Item 5.05 by this reference.

Item 8.01 Other Events.

On September 19, 2014, the Board adopted an Audit Committee Charter, Compensation Committee Charter and Nominating Committee Charter for the committees of the Board. The Board also adopted an Insider Trading Policy and Software Policies for the Company. The full texts of the Audit Committee Charter, Compensation Committee Charter, Nominating Committee Charter, Insider Trading Policy and Software Policies are filed as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, respectively, to this Report on Form 8-K and are incorporated into this Item 8.01 by this reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description

Exhibit 3.1	Amendment No. One to the Bylaws of Nuvilex, Inc.
Exhibit 10.1	Settlement Agreement dated as of September 19, 2014, by and between Nuvilex, Inc. and Robert F. Ryan, M.S., Ph.D.
Exhibit 10.2	Asset Purchase Agreement dated as of September 19, 2014, by and between Nuvilex, Inc. and Robert F. Ryan, M.S., Ph.D.
Exhibit 14.1	Nuvilex, Inc. Code of Business Conduct and Ethics.
Exhibit 99.1	Nuvilex, Inc. Audit Committee Charter.
Exhibit 99.2	Nuvilex, Inc. Compensation Committee Charter.
Exhibit 99.3	Nuvilex, Inc. Nominating Committee Charter.
Exhibit 99.4	Nuvilex, Inc. Insider Trading Policy.
Exhibit 99.5	Nuvilex, Inc. Software Policies.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 25, 2014	Nuvilex, Inc.

By: /s/ Kenneth L. Waggoner
Name: Kenneth L. Waggoner
Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 3.1	Amendment No. One to the Bylaws of Nuvilex, Inc.
Exhibit 10.1	Settlement Agreement dated as of September 19, 2014, by and between Nuvilex, Inc. and Robert F. Ryan, M.S., Ph.D.
Exhibit 10.2	Asset Purchase Agreement dated as of September 19, 2014, by and between Nuvilex, Inc. and Robert F. Ryan, M.S., Ph.D.
Exhibit 14.1	Nuvilex, Inc. Code of Business Conduct and Ethics.
Exhibit 99.1	Nuvilex, Inc. Audit Committee Charter.
Exhibit 99.2	Nuvilex, Inc. Compensation Committee Charter.
Exhibit 99.3	Nuvilex, Inc. Nominating Committee Charter.
Exhibit 99.4	Nuvilex, Inc. Insider Trading Policy.
Exhibit 99.5	Nuvilex, Inc. Software Policies.

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